CONSULTING AGREEMENT


     Agreement, dated as of July 31, 1999, by and between FINLAY FINE JEWELRY CORPORATION at 529 Fifth Avenue, New York, N.Y. 10017, a Delaware corporation (the "Corporation"), and BFM Advisors LLC at 40 East 19th Street, New York, NY 10003 (the "Consultant").

     WHEREAS, the Corporation wishes to retain the Consultant and the Consultant has agreed to undertake and perform the obligations set forth in this Agreement, subject to the terms hereof.

     NOW, THEREFORE, in consideration of the promises, covenants and agreements set forth in this Agreement, the parties agree as follows:

     1. Engagement of Consultant; Duties. The Corporation hereby engages the Consultant, and the Consultant agrees to be engaged, as a consultant on the terms and conditions set forth below. The Consultant agrees that it will serve as an independent contractor, on a non-exclusive basis, as a consultant to the Corporation and its affiliates, performing such services, as the Corporation shall reasonably request, subject to the direction and control of the Corporation's President and Chief Operating Officer and the Corporation's Board of Directors. The Consultant's role is that of a consultant and advisor to, and not that of a manager or employee of the Corporation. The Consultant represents and warrants that it is not subject to any agreement, covenant or legal restraint which precludes or otherwise restricts its ability to enter into this Agreement and perform the services contemplated hereby.

     2. Time. The Consultant will devote, subject to availability, such mutually agreeable time to the affairs of the Corporation (and its affiliates) as is necessary to perform the services contemplated hereby in a professional and effective manner, such time not to exceed 250 hours during the term hereof (not more than 25 hours in any month). Consultant shall not be required to travel overseas. Consultant agrees that all of Consultant's services hereunder shall be performed by Barry D. Scheckner.

     3. Term. The Consultant's engagement shall commence effective as of August 1, 1999 and shall continue until July 31, 2000 (the "Termination Date").

     4. Compensation. As compensation for the Consultant's services hereunder, the Consultant shall receive a fee of $50,000 ("Compensation"), payable within thirty (30) days of the Termination Date to BFM Advisors LLC.

     5. Expense Reimbursement. The Corporation will reimburse the Consultant for any and all actual preapproved expenses incident to the Consultant's rendering of services hereunder upon presentation of expense vouchers or other documentation in such detail as the Corporation may from time to time reasonably require.

     6. Nonsolicitation. (a) The Consultant agrees that during the term hereof, it shall not, on behalf of itself or any business it is interested in or associated with, employ or

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otherwise engage,  or seek to employ or engage,  any consultant of or individual employed by the Corporation, its parent, affiliates or subsidiaries.

     (b) The Corporation shall be entitled, in addition to any other right and remedy it may have, at law or in equity, to an injunction, without the posting of any bond or other security, enjoining or restraining the Consultant from any violation or threatened violation of this Section 6, and the Consultant hereby consents to the issuance of such injunction; provided, however, that the foregoing shall not prevent the Consultant from contesting the issuance of any such injunction on the ground that no violation or threatened violation of this
Section 6 has occurred.

     7. Confidentiality. The Consultant shall not divulge to anyone, either during or at any time after the termination of its engagement, any information constituting a trade secret or other confidential information acquired by it concerning the Corporation, its parent, affiliates or subsidiaries, except in the performance of its duties hereunder, without the prior written consent of the Corporation, or if required by law. The Consultant acknowledges that any such information is of a confidential and secret character and of great value to the Corporation, and upon the termination of its engagement the Consultant shall forthwith deliver up to the Corporation all notebooks and other data in its possession relating to the Corporation, its parent, affiliates, or subsidiaries as the case may be. The Corporation shall be entitled, in addition to any other right and remedy it may have, at law or in equity, to an injunction, without the posting of any bond or other security, enjoining or restraining the Consultant from any violation or threatened violation of this Section 7, and the Consultant hereby consents to the issuance of such injunction; provided, however, that the foregoing shall not prevent the Consultant from contesting the issuance of any such injunction on the ground that no violation or threatened violation of this
Section 7 has occurred.

     8. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not affect or render invalid or unenforceable any other provision of this Agreement, and this Agreement shall be construed as if such provision had been drawn so as not to be invalid or unenforceable.

     9. Entire Agreement, Etc. This Agreement together with the Separation Agreement and Release dated the date hereof between the Corporation and Barry D. Scheckner (the "Separation Agreement and Release") sets forth the parties' and their affiliates' final and entire agreement, and supersedes any and all prior understandings with respect to its subject matter. This Agreement shall bind and benefit the parties hereto and their respective heirs, successors and assigns, except as otherwise set forth in this Agreement. This Agreement is personal in nature and none of the Consultant's obligations under this Agreement may be assigned or delegated by the Consultant. The Corporation may assign this Agreement to any affiliate thereof. This Agreement shall also be assignable by the Corporation or any of its affiliates to any other person in connection with the sale, transfer or other disposition of all or a substantial portion of its business and assets; and this Agreement shall inure to and be binding upon any successor to all or a substantial portion of the business, or to all or substantially all of the assets, of the Corporation, whether by merger, consolidation, purchase of stock or assets or otherwise. This Agreement cannot be changed,

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waived or terminated  except by a writing  signed by both the Consultant and the
Corporation and shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed entirely within such state.

     10. Independent Contractor, Etc. The parties agree that the Corporation shall have no right to control or direct the details, manner or means by which the Consultant accomplishes the results of the services performed hereunder, it being acknowledged that the Consultant shall for all purposes be an independent contractor of the Corporation. Nothing in this Agreement shall be construed as a restriction on the ability of the Consultant (or any affiliate thereof) to obtain employment or be associated or affiliated with a competitor of the Corporation in any capacity.

     11.  Counterparts.   This  instrument  may  be  executed  in  two  or  more
counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     12. Notices. Any notice or other communication required to or which may be given to any party hereunder shall be in writing and shall be delivered personally to such party (or the Secretary thereof in the case of the Corporation) or if mailed, by registered or certified mail, postage prepaid, return receipt requested, addressed to such other party at the address first set forth above and shall be deemed delivered in all cases upon receipt. Any party may change the address to which notices are to be sent by giving written notice of any change in the manner provided herein.

     13. Breach; Attorneys' Fees. In the event Consultant or any affiliate breaches this Agreement or the Separation Agreement and Release, the Corporation will be entitled to recover or withhold any payment and/or other benefits paid or payable under this Agreement or the Separation Agreement and Release and to obtain all other relief provided by law or equity. The prevailing party in any litigation resulting from any such claim shall be entitled to recover reasonable attorneys' fees and expenses of litigation from the losing party.

     14. Captions. The descriptive headings of the several sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.









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     IN WITNESS WHEREOF,  the parties hereto have set their hands as of the date first written above.


                                         FINLAY FINE JEWELRY CORPORATION



                                         By: /s/ Joseph M. Melvin
                                             ---------------------------------
                                             Name:  Joseph M. Melvin
                                             Title: President & COO


                                         BFM ADVISORS LLC



                                         By: /s/ Barry D. Scheckner
                                             ---------------------------------
                                             Name:  Barry D. Scheckner


















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